EXHIBIT 7



                           JOINT REPORTING AGREEMENT


               In consideration of the mutual covenants herein and contained in accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, each of the parties hereto represents to and agrees with the other parties as follows:

               1. Such party is eligible to file a statement on Schedule 13D pertaining to the common stock, with par value of $0.01 per share, of Rockefeller Center Properties, Inc., to which this agreement is an exhibit, for the filing of the information contained therein.

               2. Such party is responsible for timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no such party is responsible for the completeness or accuracy of the information concerning the other parties making the filing, unless such party knows or has reason to believe that such information is inaccurate.

               3. Such party agrees that such statement is filed by and on behalf of each such party and that any amendment thereto will be filed on behalf of each such party.

               This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

Dated:  October 18, 1995

                                 Tishman Speyer Properties, L.P.


                                 By:   Tishman Speyer Properties, Inc.,
                                       General Partner


                                       By:   /s/ Jerry I. Speyer
                                             -------------------------------
                                             Jerry I. Speyer, President


                                 Rockprop, L.L.C.


                                 By:   Tishman Speyer Crown Equities
                                 Its:  Managing Member


                                       By:   Tishman Speyer Associates
                                             Limited Partnership,
                                             General Partner


                                             By:   /s/ Jerry I. Speyer
                                                   -------------------------
                                                   Jerry I. Speyer/
                                                   Robert V. Tishman,
                                                   General Partner

                                       By:   TSE Limited Partnership,
                                             General Partner


                                             By:   /s/ Charles H. Goodman
                                                   -------------------------
                                                   Charles H. Goodman,
                                                   General Partner






                                 David Rockefeller


                                       By:   /s/ Peter W. Herman
                                             -------------------------------
                                             Peter W. Herman
                                             Attorney-in-Fact

                                 Troutlet Investments Corporation


                                       By:   /s/ Squire N. Bozorth
                                             -------------------------------
                                             Squire N. Bozorth
                                             Attorney-in-Fact




                                 EXOR GROUP Societe Anonyme


                                       By:   /s/ Ernest Rubenstein
                                             -------------------------------
                                             Ernest Rubenstein
                                             Attorney-in-Fact


                                 Istituto Finanziario Industriale
                                 S.p.A.


                                       By:   /s/ Ernest Rubenstein
                                             -------------------------------
                                             Ernest Rubenstein
                                             Attorney-in-Fact


                                 Giovanni Agnelli & C. S.a.a.


                                       By:   /s/ Ernest Rubenstein
                                             -------------------------------
                                             Ernest Rubenstein
                                             Attorney-in-Fact


                                 /s/ Ernest Rubenstein
                                 -------------------------------
                                 Giovanni Agnelli, by
                                 Ernest Rubenstein,
                                 Attorney-in-Fact


                                 /s/ Ernest Rubenstein
                                 -------------------------------
                                 Umberto Agnelli, by
                                 Ernest Rubenstein,
                                 Attorney-in-Fact


                                 /s/ Ernest Rubenstein
                                 -------------------------------
                                 Gianluigi Gabetti, by
                                 Ernest Rubenstein,
                                 Attorney-in-Fact


                                 /s/ Ernest Rubenstein
                                 -------------------------------
                                 Cesare Romiti, by
                                 Ernest Rubenstein,
                                 Attorney-in-Fact